Schwab Retirement Income Fund

Prospectus
February 28, 2009, as amended April 20, 2009

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Retirement Income Fund

The Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Schwab Retirement Income Fund (the “fund”) and its shareholders to reorganize the fund into the Schwab Monthly Income Fund — Enhanced Payout (“Monthly Income Enhanced Payout Fund”). Accordingly, the Board has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the fund into the Monthly Income Enhanced Payout Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which the fund will transfer its assets and liabilities to the Monthly Income Enhanced Payout Fund in exchange for shares of the Monthly Income Enhanced Payout Fund, and subsequently distribute those Monthly Income Enhanced Payout Fund shares to shareholders of the fund (the “Reorganization”). After the Reorganization is consummated, shareholders of the fund will become shareholders of the Monthly Income Enhanced Payout Fund. The Reorganization is intended to be tax-free, meaning that the fund’s shareholders will become shareholders of the Monthly Income Enhanced Payout Fund without realizing any gain or loss for federal income tax purposes.

Shareholder approval of the Reorganization is not required. Shareholders of the fund will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Monthly Income Enhanced Payout Fund, compares the fund’s investment objective, strategies, expenses and risks to those of the Monthly Income Enhanced Payout Fund and provides further details about the Reorganization. It is expected that the Reorganization will occur on or around June 9, 2009.

About the fund

The Schwab Retirement Income Fund seeks to achieve its objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds). These underlying funds will include stock, bond and money market mutual funds and will be used by the fund to meet its target asset allocations and investment style. The fund is designed to provide investors with investment management and asset allocation. Because the fund invests in other mutual funds, the fund is considered a “fund of funds.”

The fund is designed for investors currently in retirement, and has a majority of its portfolio invested in fixed income and money market funds. The fund is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Retirement Income Fund

Ticker symbol: SWARX

Investment objective

The Schwab Retirement Income Fund seeks to provide current income and, as a secondary investment objective, capital appreciation.

Principal Investment Strategies of the Fund

The fund seeks to achieve its investment objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds) in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The target asset allocation for the fund is expected to remain fixed over time. However, the adviser reserves the right to modify the fund’s target asset allocations from time to time should circumstances warrant a change. The fund’s target allocation will be approximately 20% equity securities, 75% fixed income securities, and 5% money market funds. Differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the fund’s actual allocation.

The adviser may adjust the fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, the fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, the fund will have exposure to one or more “style classes”. The style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust the fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, the fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

The fund is designed for investors currently in retirement, and has a majority of its portfolio invested in fixed income and money market funds.

•	Investment Risk. Your investment is not a bank deposit. Your investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•	Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

•	Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money on your investment.

•	Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. The fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.

Schwab Retirement Income Fund 3

Investor Profile

The fund is designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets after the investor’s retirement. In particular, the fund is designed for investors who are currently in retirement.

Who May Want to Invest in the Fund?

The fund may be a suitable investment for investors

•	seeking a fund that combines the potential for capital appreciation and income

•	seeking the convenience of a fund that allocates its assets among both stock and bond investments

Who May Not Want to Invest in the Fund?

The fund may not be suitable for investors

•	seeking to invest for a short period of time

•	uncomfortable with fluctuations in the value of their investment

•	seeking to use the fund for educational savings accounts

The fund is designed to be an integral part of an investor’s overall retirement investment strategy. However, it is not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.

4 Schwab Retirement Income Fund

Fund performance history

The following total returns information shows the fund’s returns before and after taxes, and compares its performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

Best quarter: 3.21% Q3 2006
Worst quarter: (5.29%) Q1 2008

 Average annual total returns (%) as of 12/31/08

		Since
Schwab Retirement Income Fund	1 year	Inception
Before taxes	-12.24	-0.03[1]
After taxes on distributions	-13.41	-1.43[1]
After taxes on distributions and sale of shares	-7.81	-0.73[1]
Dow Jones Wilshire 5000 Composite Index	-37.33	-5.63[2]
Barclays Capital U.S. Aggregate Bond Index	5.24	4.67[2]

[1]	Inception: 7/1/05.
[2]	From: 7/1/05.

Schwab Retirement Income Fund 5

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee	None

Annual operating expenses (% of average net assets)

Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.15
Acquired fund fees and expenses (AFFE)[1]	0.58

Total annual operating expenses[2]	0.73
Less expense reduction	(0.05)

Net operating expenses (including AFFE)[2,3]	0.68

[1]	“Acquired fund fees and expenses (AFFE)” reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds.

[2]	The total and net annual fund operating expenses in this fee table may differ from the expense ratios in the fund’s “Financial highlights” because the financial highlights include only the fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the fund through its investments in the underlying funds.

[3]	Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the fund to 0.10% through 2/27/11. The agreement to limit the fund’s “net operating expenses” is limited to the fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

Example

Designed to help you compare expenses, the example below includes both the fund’s operating expenses and its “Acquired fund fees and expenses” (as listed in the fee table above) and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figure is based on “net operating expenses (including AFFE).” The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$69	$230	$417	$957

6 Schwab Retirement Income Fund

Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	10.44	10.19	9.90	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.38	0.45	0.41	0.11
Net realized and unrealized gains (losses)	(1.89)	0.25	0.32	(0.09)

Total from investment operations	(1.51)	0.70	0.73	0.02
Less distributions:
Distributions from net investment income	(0.40)	(0.45)	(0.41)	(0.12)
Distributions from net realized gains	(0.04)	—	(0.03)	—

Total distributions	(0.44)	(0.45)	(0.44)	(0.12)

Net asset value at end of period	8.49	10.44	10.19	9.90

Total return (%)	(14.96)	6.98	7.52	0.16	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.10	0.10	0.10	0.10	[4]
Gross operating expenses[3]	0.15	0.15	0.36	0.64	[4]
Net investment income (loss)	3.98	4.43	4.20	3.40	[4]
Portfolio turnover rate	95 [5]	—	1	—
Net assets, end of period ($ × 1,000,000)	53	68	36	14

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

Schwab Retirement Income Fund 7

The fund’s investments in underlying funds

The following table shows which underlying funds may be used within each asset class and style class. The fund’s allocations may move within the specified asset-class and style-class allocation ranges throughout the year. Market appreciation or depreciation and the size and frequency of purchase and redemption orders may cause the fund to be temporarily outside the ranges specified in the table. The adviser may exclude one or more underlying funds from the fund’s asset allocation strategy at any given time. For additional details regarding how the adviser determines the fund’s underlying fund and style class allocations, please refer back to the “Principal Investment Strategies of the Fund” section. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

Asset Class, Style Class and Underlying Funds
Equity funds
Large-cap	5-25%
Schwab Core Equity Fund
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Schwab Dividend Equity Fund
Small-cap	0-5%
Schwab Small-Cap Equity Fund
Laudus Rosenberg U.S. Discovery Fund
Schwab Global Real Estate Fundtm
International	0-10%
Laudus International MarketMasters Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg International Discovery Fund
Laudus Mondrian Emerging Markets Fund

TOTAL EQUITY	15-25%

Fixed-income funds	70-80%
Schwab Total Bond Market Fund
Schwab Short Term Bond Market Fund
Schwab Premier Income Fund
Schwab Inflation Protected Fund
Laudus Mondrian International Fixed Income Fund

Money market funds	0-10%
Schwab Value Advantage Money Fund

8 Schwab Retirement Income Fund

Description of underlying funds

The fund invests primarily in the underlying funds. Therefore, the fund’s investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund’s prospectus.

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — Domestic Large-Cap

Schwab Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

Laudus Rosenberg U.S. Large Capitalization Fund	Seeks long-term capital appreciation. The fund invests primarily (at least 80% of its net assets) in the common stocks of the largest 1000 companies that are traded principally in the markets of the United States. For purposes of this policy, a large capitalization company is one that is within the market capitalization range of the companies included in the Russell 1000® Index. The fund generally exhibits a “core” or “blend” style of investing.

Laudus Rosenberg U.S. Large Capitalization Value Fund	Seeks capital appreciation through investing in large capitalization value stocks. Under normal circumstances, the fund will invest at least 80% of its net assets in the securities of U.S. large capitalization companies. For purposes of this policy, a large capitalization company is one that is within the market capitalization range of the companies included in the Russell 1000® Value Index. The fund generally exhibits a ‘value’ style of investing.

Schwab Dividend Equity Fund	Seeks current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in dividend paying common and preferred stock. The fund invests in securities of U.S. companies that tend to be either large-or mid-cap companies.
Equity Funds — Domestic Small-Cap

Schwab Small-Cap Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.

Laudus Rosenberg U.S. Discovery Fund	Seeks a return (capital appreciation and current income) greater than that of the Russell 2500tm Index. The fund invests, under normal circumstances, at least 80% of its net assets in securities of U.S. small/mid capitalization companies. For purposes of this policy, a small/mid capitalization company is one that is within the market capitalization range of the companies included in the Russell 2500tm Index.

Schwab Retirement Income Fund 9

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — Domestic Small-Cap (continued)

Schwab Global Real Estate Fund	Seeks capital growth and income consistent with prudent investment management. The fund invests, under normal circumstances, at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate. The fund is non-diversified.
Equity Funds — International

Laudus International MarketMasters Fund	Seeks long-term capital appreciation. The fund normally invests a substantial amount of its assets in equity securities of companies outside the United States and typically focuses on developed markets, but may invest in companies from emerging markets as well. The fund invests in companies across all market capitalization ranges.

Laudus Rosenberg International Small Capitalization Fund	Seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup World ex-U.S. Extended Market Index. The fund invests, under normal circumstances, at least 80% of its net assets in the securities of international small capitalization companies. For purposes of this policy, an international small capitalization company is one that is within the market capitalization range of the companies included in the S&P/Citigroup World ex-U.S. Extended Market Index. The fund invests primarily in equity securities of companies that are traded principally in markets outside the United States.

Laudus Rosenberg International Discovery Fund	Seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. The S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index, which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies based in developed international and emerging markets.

10 Schwab Retirement Income Fund

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — International (continued)

Laudus Mondrian Emerging Markets Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of emerging markets issuers. The fund generally invests in large capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. The fund considers an “emerging country” to be (1) any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index; (2) any country which is generally recognized to be an emerging or developing country by the international financial community; and (3) any country that is classified by the United Nations or otherwise regarded by its authorities as developing. Although this is not an exclusive list, the subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. Companies with large market capitalizations generally are those with market capitalizations of $3.5 billion or more. The fund is non-diversified and, typically, will invest in approximately 30-40 securities.
Fixed Income Funds

Schwab Total Bond Market Fund	Seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments with varying maturities and is designed to track the performance of the Barclays Capital Index. The Barclays Capital Index includes investment-grade government, corporate, mortgage-, commercial mortgage-and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year.

Schwab Short-Term Bond Market Fund	Seeks high current income by tracking the performance of the Barclays Capital Mutual Fund Short (1-5 Year) U.S. Government/Credit Index (“Barclays Capital Short Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments of varying maturities and is designed to track the performance of the Barclays Capital Short Index. The Barclays Capital Short Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.

Schwab Retirement Income Fund 11

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Fixed Income Funds (continued)

Schwab Inflation Protected Fund	Seeks to provide total return and inflation protection. The fund normally invests at least 80% of its net assets in inflation-protected fixed income securities, which are securities that are structured to provide protection against inflation. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in below investment grade bonds (junk bonds).

Schwab Premier Income Fund	Seeks high current income and may also seek capital appreciation. The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds). The fund may also invest in income producing and non-income producing equity instruments of any kind issued by U.S., non-U.S., and emerging market companies and entities. The fund may invest in investment-grade and below investment-grade bonds (junk bonds) and may invest all of its assets in either ratings category. The fund may invest in bonds of any maturity and may invest all of its assets in a single maturity category. The fund is non-diversified.

Laudus Mondrian International Fixed Income Fund	Seeks long-term value total return consistent with its value-oriented investment approach. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities. The fund primarily invests in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies, that will generally be rated investment grade at the time of investment. In selecting fixed income instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The fund is non-diversified.
Money Market Funds

Schwab Value Advantage Money Fund	Seeks highest current income consistent with stability of capital and liquidity. Invests in high-quality, U.S. dollar-denominated money market securities. The fund seeks to maintain a stable $1 share price.

12 Schwab Retirement Income Fund

Principal Risks of the Underlying Funds

The value of your investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes. As indicated in the following table, certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. The degree to which the risks described below apply to the fund varies according to its allocation among underlying funds.

			Laudus						Laudus
		Laudus	Rosenberg			Laudus	Schwab	Laudus	Rosenberg
	Schwab	Rosenberg	Large	Schwab	Schwab	Rosenberg	Global	International	International
	Core	U.S. Large	Cap	Dividend	Small-Cap	U.S.	Real	Market	Small
	Equity	Capitalization	Value	Equity	Equity	Discovery	Estate	Masters	Capitalization
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment risk	X	X	X	X	X	X	X	X	X

Market risk	X	X	X	X	X	X	X	X	X

Market segment risk	X	X	X	X	X	X	X	X	X

Management risk	X	X	X	X	X	X	X	X	X

Equity risk	X	X	X	X	X	X	X	X	X

Large- and mid-cap risk	X	X	X	X				X

Small-cap risk					X	X	X	X	X

Exchange-traded funds risk		X	X			X	X		X

Convertible securities risk				X			X

“Value” investing risk			X			X			X

Interest rate risk							X

Credit risk							X

Prepayment and extension risk							X

U.S. Government securities risk

Inflation-protected securities risk							X

Mortgage dollar-rolls risk

Money market fund risk

Foreign securities risk							X	X	X

Emerging markets risk							X	X

Currency risk							X	X	X

Real estate investment risk							X

Real estate investment trusts (REITs) risk							X

Short sales risk							X

Derivatives risk	X			X	X		X	X

Leverage risk	X			X	X		X	X

Non-diversification risk							X

Securities lending risk	X			X	X		X

Portfolio turnover risk	X	X	X	X	X	X	X	X	X

Schwab Retirement Income Fund 13

Laudus
	Laudus	Laudus	Schwab				Mondrian	Schwab
	Rosenberg	Mondrian	Total	Schwab	Schwab	Schwab	International	Value
	International	Emerging	Bond	Short-Term	Inflation	Premier	Fixed	Advantage
	Discovery	Markets	Market	Bond	Protected	Income	Income	Money
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment risk	X	X	X	X	X	X	X	X

Market risk	X	X	X	X	X	X	X	X

Market segment risk	X	X	X	X	X	X	X	X

Management risk	X	X	X	X	X	X	X	X

Equity risk	X	X				X

Large- and mid-cap risk	X	X

Small-cap risk	X					X

Exchange-traded funds risk	X					X

Convertible securities risk		X	X	X		X	X

“Value” investing risk							X

Interest rate risk			X	X	X	X	X	X

Credit risk			X	X	X	X	X	X

Prepayment and extension risk			X	X	X	X	X

U.S. Government securities risk				X			X	X

Inflation-protected securities risk					X

Mortgage dollar-rolls Risk			X	X

Money market fund risk								X

Foreign securities risk	X	X	X	X	X	X	X

Emerging markets risk	X	X				X	X

Currency risk	X	X	X	X	X	X	X

Real estate investment risk

Real estate investment trusts (REITs) risk						X

Short sales risk						X

Derivatives risk		X	X	X	X	X	X

Leverage risk		X	X	X	X	X	X

Non-diversification risk		X					X

Securities lending risk		X	X	X	X	X	X

Portfolio turnover risk	X	X	X	X	X	X	X

14 Schwab Retirement Income Fund

•	Investment risk. An investment in the underlying funds is not a bank deposit. The fund’s investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•	Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the fund’s investments in the underlying funds will fluctuate, which means that the fund could lose money on its investment.

•	Market segment risk. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

•	Management risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

•	Equity risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

•	Large- and mid-cap risk. An underlying fund’s investments in large- and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the performance of an underlying fund that focuses its investments in large- and mid-cap securities will lag these investments.

•	Small-cap risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.

•	Exchange-traded funds (ETFs) risk. Certain of the underlying funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Convertible securities risk. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase

Schwab Retirement Income Fund 15

and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

•	“Value” investing risk. Certain of the underlying funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If an underlying fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

•	Interest rate risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in “real” interest rates.

•	Credit risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

•	Prepayment and extension risk. An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

•	U.S. Government securities risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Bank are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

•	Inflation-protected securities risk. Certain of the underlying funds may invest in inflation-protected securities. The value of inflation-protected securities generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-

16 Schwab Retirement Income Fund

protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of Treasury Inflation Protected Securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

•	Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

•	Money market fund risk. In addition to the risks discussed under “Investment Risk” above, an investment by the fund in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

•	Foreign securities risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that focuses its investments in foreign securities will lag these investments.

•	Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•	Currency risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the underlying fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

•	Real estate investment risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and the fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by the fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses;

Schwab Retirement Income Fund 17

changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

•	Real estate investment trusts (REITs) risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.

•	Short sales risk. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.

•	Derivatives risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

An underlying fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the underlying fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short- term capital gain. These risks could cause the underlying fund to lose more than the principal amount invested.

•	Leverage risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Non-diversification risk. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

•	Securities lending risk. Certain of the underlying funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

18 Schwab Retirement Income Fund

When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund may pay lending fees to a party arranging the loan.

•	Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Schwab Retirement Income Fund 19

Fund management

The investment adviser for the fund is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds® and Laudus Funds. The firm manages assets for more than 5.3 million shareholder accounts and has more than $236 billion under management. (All figures on this page are as of 12/31/08.)

As the investment adviser, the firm oversees the asset management and administration of the fund. The firm does not receive a fee for the services it performs for the fund. However, the firm is entitled to receive an annual management fee from each of the underlying funds.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2008 annual report, which covers the period of 11/01/07 through 10/31/08.

Portfolio Manager

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the fund. He was appointed portfolio manager in 2008. From 2003, until his appointment, he held vice president level positions in product development, investment operations and audit at the firm. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund is available in the Statement of Additional Information.

20

Investing in the fund

On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in the fund by placing orders through the fund’s sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

21

Placing orders

The information on these pages outlines how you can place “good orders,” which are orders made in accordance with the fund’s policies to buy, sell, or exchange shares of the fund.

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the fund or its shareholders.

 Investment minimums

The minimum investment requirement is below.

Minimum initial investment

$100

This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 Distribution options

Choose an option for fund distributions.   The three options are described below. If you don’t indicate a choice, you will receive the first option.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund

Cash	You receive payment for all dividends and capital gain distributions.

Placing orders through your intermediary

When you place orders through an intermediary, you are not placing your orders directly with the fund and you must follow the intermediary’s transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation are returned to and accepted by the fund’s sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Placing direct orders” section of the prospectus. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.

22 Investing in the fund

Buying shares through an intermediary

To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the fund.

Selling and exchanging shares through an intermediary

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Placing direct orders

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined in this paragraph) may purchase shares directly from the fund’s sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The fund reserves the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the fund are subject to involuntary redemption by the fund.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the fund are described on this and the following pages. With every direct order, you must include your name, your account number and the fund’s name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the fund) prior to placing telephone orders with the fund’s sub-transfer agent.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for the fund’s shares. Eligible Investors must open an account with the fund through the fund’s sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Direct purchases

Initial and additional direct purchases by wire

Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever

Investing in the fund 23

is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by the fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent’s records of such instructions are binding on the shareholder. The fund and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the fund’s sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

24 Investing in the fund

Additional direct redemption information

To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of the fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The fund reserves the right to suspend or terminate the privilege of exchanging shares of the fund by mail or by telephone at any time.

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund’s sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the fund’s sub-transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the fund’s sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Transaction policies

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. The fund calculates its share price, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the fund uses the NAVs reported by its underlying funds. In valuing other portfolio securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes

Investing in the fund 25

are not readily available, the fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.

The fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive the fund’s investment minimums.

•	To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Policy regarding short-term or excessive trading. The fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

In order to discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered to be a key element of the fund’s policy regarding short term or excessive trading. Trade activity monitoring is risk-based and seeks to identify patterns of activity in amounts that might be detrimental to the fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Trade activity monitoring. The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund.

The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing. The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when

26 Investing in the fund

a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the fund invests explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

Portfolio holdings information. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.

Customer identification and verification and anti-money laundering program. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the fund’s overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

Distributions and taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains the fund earns. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Net capital gains typically are paid in December, and investment income typically is paid at the end of every month. During the fourth quarter of the year, typically in early November, an estimate of the fund’s year-end distribution, if any, may be made available on the fund’s website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(K) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the

Investing in the fund 27

reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

At the beginning of every year, the fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

More on qualified dividend income and distributions

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

28 Investing in the fund

Notes

THIS IS NOT PART OF THE PROSPECTUS

A Commitment to Your Privacy

At Schwab Funds®, our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication. Below, you will find details about Schwab Funds’ commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

Your Privacy Is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

•	THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

Website Usage

When you visit our website, our systems may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share and Use Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We’re committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	using firewalls and encryption technology to protect personal information on our computer systems;
•	training our employees on privacy and security to properly handle personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:

•	when using the Internet, keep your login ID and password confidential;
•	keep your security software up-to-date and turned on;
•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data. If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds® shareholders should contact us at 1-800-407-0256.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2009 Schwab Funds®. All rights reserved.

To learn more

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the fund’s holdings and detailed financial information about the fund. Annual reports also contain information from the fund’s managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus making it legally part of the prospectus.

For a free copy of any of those documents or to request other information or ask questions about the fund, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the fund’s annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Retirement Income Fund	811-7704

REG46875FLT

Schwab Retirement Income Fund

Prospectus
February 28, 2009, as amended April 20, 2009

Schwab Target Funds

Prospectus
February 28, 2009, as amended April 20, 2009

• Schwab Target 2010 Fund
• Schwab Target 2015 Fund
• Schwab Target 2020 Fund
• Schwab Target 2025 Fund
• Schwab Target 2030 Fund
• Schwab Target 2035 Fund
• Schwab Target 2040 Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Target Funds

About the funds

The Schwab Target Funds (the funds) share the same investment approach: each seeks to achieve its objective by investing in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third party mutual funds (the underlying funds). These underlying funds will include stock, bond and money market mutual funds and will be used by the funds to meet their target asset allocations and investment styles. The funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds, each fund is considered a “fund of funds.”

The funds are designed for investors who are currently saving for their retirement and plan to retire close to the year indicated in a fund’s name. These funds gradually decrease their equity holdings and increase fixed income holdings as the target retirement date approaches, becoming more conservative over time.

The retirement year included in a fund’s name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Target Funds

Ticker symbols:	Target 2010 Fund: SWBRX	Target 2015 Fund: SWGRX	Target 2020 Fund: SWCRX
	Target 2025 Fund: SWHRX	Target 2030 Fund: SWDRX	Target 2035 Fund: SWIRX
Target 2040 Fund: SWERX

Investment Objective

Each of the Schwab Target 2010, Schwab Target 2015, Schwab Target 2020, Schwab Target 2025, Schwab Target 2030, Schwab Target 2035, and Schwab Target 2040 Funds seeks to provide capital appreciation and income consistent with its current asset allocation.

Principal Investment Strategies of the Funds

Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third party mutual funds (referred to herein as “unaffiliated funds”) (the underlying funds) in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. For each of the funds, the target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy, in accordance with a predetermined “glide path” illustrated below under the “Description of the Funds’ Asset Allocation Strategies” section. However, the adviser reserves the right to modify a fund’s target asset allocations from time to time should circumstances warrant a change. In general, each fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each fund’s allocation will be approximately 40% equity securities, 53% fixed income securities, and 7% money market funds. Each fund will continue to reduce its allocation to equity securities for 20 years beyond the fund’s stated retirement date.

In addition to the strategic annual adjustment of each fund’s target asset allocation, the adviser may adjust each fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each fund will have exposure to one or more “style classes”. The style classes include domestic large-cap equity, domestic small-cap equity, and international equity. The adviser may adjust a fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions. Accordingly, a fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.

Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs), cash equivalents, including money market securities, and futures.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.

Description of the Funds’ Asset Allocation Strategies

Each fund invests in a combination of underlying funds. Each fund’s target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and money market funds. As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.

The following chart shows each fund’s target allocation among the various asset classes as of the date of this prospectus.

2 Schwab Target Funds

 Target Asset Allocation

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
Asset Class	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund
Equity Securities	43%	57%	67%	75%	82%	87%	91%
Fixed-Income Securities	50%	39%	31%	23%	16%	11%	7%
Money Market Funds	7%	4%	2%	2%	2%	2%	2%

As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.

The target asset allocations of the funds have been developed with two general rules of investing in mind:

•	Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment’s potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed income securities, although their returns have tended to be more volatile in the short-term.

•	Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.

For these reasons, the target asset allocations of the funds are expected to vary over time as your investment horizon changes.

Over time, the allocation to asset classes will change according to a predetermined “glide path,” as illustrated in the following graph. As the glide path shows, each fund’s asset mix becomes more conservative as time elapses — both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. Once a fund reaches its most conservative planned allocation, approximately 20 years after its target date, its allocation to equity securities will remain fixed at approximately 25% of assets and the remainder will be allocated to fixed income securities and money market funds. At such time, the fund’s allocations should be approximately 25% in equity securities, 65% in fixed income securities and 10% in money market funds. The adviser reserves the right to modify the glide path from time to time should circumstances warrant.

Schwab Target Funds 3

 Target Asset Allocation Over Time

Differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect the fund’s actual allocations.

Principal Risks of Investing in the Funds

The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds’ asset allocation strategies. In general, a fund with a later target date is expected to be more volatile than a fund with an earlier target date.

•	Investment Risk. Your investment is not a bank deposit. Your investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•	Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the funds’ assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

•	Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money on your investment.

•	Direct Investment Risk. Each fund may invest a portion of its assets directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. A fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.

•	Exchange Traded Funds Risk. The funds may purchase shares of ETFs. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Investor Profile

The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets prior to, and continuing after, the investor’s retirement. The main component of the investment program is the funds’ ongoing reallocation of the investor’s assets among various asset classes, including

4 Schwab Target Funds

equities, fixed income securities and money market securities and other cash investments. In particular, the funds are designed for investors who are saving for retirement.

Who May Want to Invest in the Funds?

The funds may be a suitable investment for investors

•	seeking an investment whose asset allocation mix becomes more conservative over time

•	seeking funds that combine the potential for capital appreciation and income

•	seeking the convenience of funds that allocate their assets among both stock and bond investments

Who May Not Want to Invest in the Funds?

The funds may not be suitable for investors

•	seeking to invest for a short period of time

•	uncomfortable with fluctuations in the value of their investment

•	seeking to use the funds for educational savings accounts

The funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.

Schwab Target Funds 5

Risk Spectrum

Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.

Fund performance history

Schwab Target 2015 Fund
Schwab Target 2025 Fund
Schwab Target 2035 Fund

Because each of the above funds is has less than a full calendar year of performance, no performance figures are given. This information will appear in a future version of these funds’ prospectus.

Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund

The following total returns information shows each fund’s returns before and after taxes, and compares its performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

6 Schwab Target Funds

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

Schwab Target 2010 Fund

Best quarter: 5.69% Q4 2006
Worst quarter: (11.28%) Q4 2008

Schwab Target 2020 Fund

Best quarter: 6.00% Q4 2006
Worst quarter: (13.47%) Q4 2008

Schwab Target 2030 Fund

Best quarter: 6.31% Q4 2006
Worst quarter: (15.25%) Q4 2008

Schwab Target Funds 7

Schwab Target 2040 Fund

Best quarter: 6.83% Q4 2006
Worst quarter: (16.81%) Q4 2008

 Average annual total returns (%) as of 12/31/08

		Since
Schwab Target 2010 Fund	1 year	Inception
Before taxes	-23.69	-1.48	[1]
After taxes on distributions	-24.53	-2.37	[1]
After taxes on distributions and sale of shares	-15.23	-1.60	[1]
Dow Jones Wilshire 5000 Composite Index	-37.33	-5.63	[2]
Barclays Capital U.S. Aggregate Bond Index	5.24	4.67	[2]

[1]	Inception: 7/1/05.
[2]	From: 7/1/05.

		Since
Schwab Target 2020 Fund	1 year	Inception
Before taxes	-26.62	-2.31	[1]
After taxes on distributions	-27.29	-3.12	[1]
After taxes on distributions and sale of shares	-17.14	-2.24	[1]
Dow Jones Wilshire 5000 Composite Index	-37.33	-5.63	[2]
Barclays Capital U.S. Aggregate Bond Index	5.24	4.67	[2]

[1]	Inception: 7/1/05.
[2]	From: 7/1/05.

		Since
Schwab Target 2030 Fund	1 year	Inception
Before taxes	-29.23	-2.95	[1]
After taxes on distributions	-29.76	-3.64	[1]
After taxes on distributions and sale of shares	-18.81	-2.70	[1]
Dow Jones Wilshire 5000 Composite Index	-37.33	-5.63	[2]
Barclays Capital U.S. Aggregate Bond Index	5.24	4.67	[2]

[1]	Inception: 7/1/05.
[2]	From: 7/1/05.

		Since
Schwab Target 2040 Fund	1 year	Inception
Before taxes	-31.16	-3.33	[1]
After taxes on distributions	-31.59	-3.95	[1]
After taxes on distributions and sale of shares	-20.04	-2.96	[1]
Dow Jones Wilshire 5000 Composite Index	-37.33	-5.63	[2]
Barclays Capital U.S. Aggregate Bond Index	5.24	4.67	[2]

[1]	Inception: 7/1/05.
[2]	From: 7/1/05.

8 Schwab Target Funds

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor in each of the Schwab Target Funds. “Shareholder fees” are charged to you directly by the funds. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

	Schwab Target	Schwab Target	Schwab Target	Schwab Target
Shareholder fees (% of transaction amount)	2010 Fund	2015 Fund	2020 Fund	2025 Fund
Redemption fee[1]	2.00	2.00	2.00	2.00

Annual operating expenses (% of average net assets)

Management fees	None	None	None	None
Distribution (12b-1) fees	None	None	None	None
Other expenses	0.11	1.90	0.08	1.27
Acquired fund fees and expenses (AFFE)[2]	0.61	0.67	0.69	0.72

Total annual operating expenses[3]	0.72	2.57	0.77	1.99
Less expense reduction	(0.11)	(1.90)	(0.08)	(1.27)

Net operating expenses (including AFFE)[3,4]	0.61	0.67	0.69	0.72

[1]	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

[2]	“Acquired fund fees and expenses (AFFE)” are indirect expenses incurred by a fund through its investments in the underlying funds. These amounts have been restated to reflect the estimated amount of the fees and expenses to be incurred indirectly by a fund through its investments in the underlying funds during the current fiscal year.

[3]	The total and net annual fund operating expenses in these fee tables may differ from the expense ratios in the funds’ “Financial highlights” because the financial highlights include only the funds’ direct operating expenses and do not include fees and expenses incurred indirectly by the funds through their investments in the underlying funds.

[4]	Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the funds to 0.00% through 2/27/11. The agreement to limit a fund’s “net operating expenses” is limited to the fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

 Fee table (%)

	Schwab Target	Schwab Target	Schwab Target
Shareholder fees (% of transaction amount)	2030 Fund	2035 Fund	2040 Fund
Redemption fee[1]	2.00	2.00	2.00

Annual operating expenses (% of average net assets)

Management fees	None	None	None
Distribution (12b-1) fees	None	None	None
Other expenses	0.10	1.57	0.15
Acquired fund fees and expenses (AFFE)[2]	0.74	0.76	0.76

Total annual operating expenses[3]	0.84	2.33	0.91
Less expense reduction	(0.10)	(1.57)	(0.15)

Net operating expenses (including AFFE)[3,4]	0.74	0.76	0.76

[1]	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

[2]	“Acquired fund fees and expenses (AFFE)” are indirect expenses incurred by a fund through its investments in the underlying funds. These amounts have been restated to reflect the estimated amount of the fees and expenses to be incurred indirectly by a fund through its investments in the underlying funds during the current fiscal year.

[3]	The total and net annual fund operating expenses in these fee tables may differ from the expense ratios in the funds’ “Financial highlights” because the financial highlights include only the funds’ direct operating expenses and do not include fees and expenses incurred indirectly by the funds through their investments in the underlying funds.

[4]	Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of each of the funds to 0.00% through 2/27/11. The agreement to limit a fund’s “net operating expenses” is limited to the fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

Schwab Target Funds 9

Example

Designed to help you compare expenses, the example below includes both a fund’s operating expenses and its “Acquired fund fees and expenses” (as listed in the fee tables above) and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that a fund’s operating expenses remain the same. The one-year figures are based on “net operating expenses (including AFFE).” The expenses would be the same whether you stayed in the funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Schwab Target 2010 Fund	$62	$210	$381	$878
Schwab Target 2015 Fund	$68	$453	$1,058	$2,797
Schwab Target 2020 Fund	$70	$231	$413	$942
Schwab Target 2025 Fund	$74	$390	$858	$2,208
Schwab Target 2030 Fund	$76	$249	$447	$1,022
Schwab Target 2035 Fund	$78	$440	$986	$2,558
Schwab Target 2040 Fund	$78	$262	$476	$1,098

10 Schwab Target Funds

Schwab Target 2010 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	12.65	11.42	10.24	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.23	0.22	0.04
Net realized and unrealized gains (losses)	(3.73)	1.24	1.13	0.20

Total from investment operations	(3.41)	1.47	1.35	0.24
Less distributions:
Distributions from net investment income	(0.38)	(0.21)	(0.17)	—
Distributions from net realized gains	(0.10)	(0.03)	—	—

Total distributions	(0.48)	(0.24)	(0.17)	—

Net asset value at end of period	8.76	12.65	11.42	10.24

Total return (%)	(27.87)	13.02	13.39	2.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.06	0.06	0.06	0.06	[4]
Gross operating expenses[3]	0.11	0.09	0.27	0.37	[4]
Net investment income (loss)	2.89	2.10	2.12	1.51	[4]
Portfolio turnover rate	50	1	0 [5]	—
Net assets, end of period ($ × 1,000,000)	80	138	62	32

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 1%.

Schwab Target Funds 11

Schwab Target 2015 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	3/12/08[1]–
	10/31/08
Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses)	(1.91)

Total from investment operations	(1.85)

Net asset value at end of period	8.15

Total return (%)	(18.50)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.05	[4]
Gross operating expenses[3]	1.90	[4]
Net investment income (loss)	1.87	[4]
Portfolio turnover rate	35	[2]
Net assets, end of period ($ × 1,000,000)	6

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.

12 Schwab Target Funds

Schwab Target 2020 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	7/1/05 [1] –
	10/31/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	12.88	11.56	10.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.21	0.21	0.04
Net realized and unrealized gains (losses)	(4.11)	1.33	1.25	0.24

Total from investment operations	(3.81)	1.54	1.46	0.28
Less distributions:
Distributions from net investment income	(0.38)	(0.19)	(0.18)	—
Distributions from net realized gains	(0.10)	(0.03)	—	—

Total distributions	(0.48)	(0.22)	(0.18)	—

Net asset value at end of period	8.59	12.88	11.56	10.28

Total return (%)	(30.59)	13.47	14.36	2.80	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.04	0.04	0.04	0.04	[4]
Gross operating expenses[3]	0.08	0.07	0.22	0.36	[4]
Net investment income (loss)	2.67	1.84	1.84	1.29	[4]
Portfolio turnover rate	34 [5]	—	—	—
Net assets, end of period ($ × 1,000,000)	163	225	84	35

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

Schwab Target Funds 13

Schwab Target 2025 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	3/12/08[1]–
	10/31/08
Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gains (losses)	(2.06)

Total from investment operations	(2.01)

Net asset value at end of period	7.99

Total return (%)	(20.10)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.04	[4]
Gross operating expenses[3]	1.27	[4]
Net investment income (loss)	1.60	[4]
Portfolio turnover rate	3	[2]
Net assets, end of period ($ × 1,000,000)	8

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.

14 Schwab Target Funds

Schwab Target 2030 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	13.15	11.67	10.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.18	0.19	0.03
Net realized and unrealized gains (losses)	(4.47)	1.48	1.34	0.28

Total from investment operations	(4.19)	1.66	1.53	0.31
Less distributions:
Distributions from net income	(0.35)	(0.16)	(0.17)	—
Distributions from net realized gains	(0.10)	(0.02)	—	—

Total distributions	(0.45)	(0.18)	(0.17)	—

Net asset value at end of period	8.51	13.15	11.67	10.31

Total return (%)	(32.83)	14.45	14.99	3.10	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.03	0.03	0.03	0.03[4]
Gross operating expenses[3]	0.10	0.09	0.32	0.58[4]
Net investment income (loss)	2.35	1.50	1.54	1.05[4]
Portfolio turnover rate	31 [5]	—	—	—
Net assets, end of period ($ × 1,000,000)	129	162	56	19

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

Schwab Target Funds 15

Schwab Target 2035 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	3/12/08[1]–
	10/31/2008
Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gains (losses)	(2.28)

Total from investment operations	(2.24)

Net asset value at end of period	7.76

Total return (%)	(22.40)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.02	[4]
Gross operating expenses[3]	1.57	[4]
Net investment income (loss)	1.32	[4]
Portfolio turnover rate	7	[2]
Net assets, end of period ($ × 1,000,000)	6

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.

16 Schwab Target Funds

Schwab Target 2040 Fund
Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	11/30/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	13.45	11.83	10.36	10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.17	0.19	0.02
Net realized and unrealized gains (losses)	(4.80)	1.62	1.45	0.34

Total from investment operations	(4.52)	1.79	1.64	0.36
Less distributions:
Distributions from net investment income	(0.36)	(0.15)	(0.17)	—
Distributions from net realized gains	(0.09)	(0.02)	—	—

Total distributions	(0.45)	(0.17)	(0.17)	—

Net asset value at end of period	8.48	13.45	11.83	10.36

Total return (%)	(34.60)	15.32	16.06	3.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.01	0.01	0.01	0.01	[4]
Gross operating expenses[3]	0.15	0.13	0.48	1.10	[4]
Net investment income (loss)	2.22	1.19	1.26	0.80	[4]
Portfolio turnover rate	36 [5]	—	1	—
Net assets, end of period ($ × 1,000,000)	94	118	34	9

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

Schwab Target Funds 17

The funds’ investments in underlying funds

The following table shows which underlying funds may be used within each asset class and style class. Included in the current universe of underlying funds are two unaffiliated funds: one within the international equity style class and one within the fixed income asset category. Similar to the Schwab Funds and Laudus Funds that serve as underlying funds, the investment objectives and principal investment strategies of these unaffiliated funds are described in the “Description of underlying funds” section of the prospectus under the sub-headings “Unaffiliated International Growth Fund” and “Unaffiliated Fixed Income Fund,” respectively. Each fund’s allocations may move within the specified asset class and style class allocation ranges throughout the year. Market appreciation or depreciation and the size and frequency of purchase and redemption orders may cause each fund to be temporarily outside the ranges specified in the table. The adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. For additional details regarding how the adviser determines the funds’ underlying fund and style class allocations, please refer back to the “Principal Investment Strategies of the Funds” section. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Asset Class, Style Class and Underlying Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Equity funds
Large-cap	16-36%	23-43%	29-49%	33-53%	36-56%	39-59%	41-61%
Schwab Core Equity Fund
Schwab Institutional Select S&P 500 Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Schwab Dividend Equity Fund
Small-cap	1-11%	5-15%	6-16%	8-18%	11-21%	11-21%	12-22%
Schwab Small-Cap Equity Fund
Laudus Rosenberg U.S. Discovery Fund
Schwab Global Real Estate Fundtm
International	6-16%	9-19%	12-22%	14-24%	15-25%	17-27%	18-28%
Laudus International MarketMasters Fund
Laudus Mondrian International Equity Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg International Discovery Fund
Laudus Mondrian Emerging Markets Fund
Unaffiliated International Growth Fund

TOTAL EQUITY	38-48%	52-62%	62-72%	70-80%	77-87%	82-92%	86-96%

Fixed-income funds	45-55%	34-44%	26-36%	18-28%	11-21%	6-16%	2-12%
Schwab Total Bond Market Fund
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund
Schwab Inflation Protected Fund
Laudus Mondrian International Fixed Income Fund
Unaffiliated Fixed Income Fund

Money market funds	2-12%	0-9%	0-7%	0-7%	0-7%	0-7%	0-7%
Schwab Value Advantage Money Fund

18 Schwab Target Funds

Description of underlying funds

The funds invest primarily in the underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund’s prospectus.

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — Domestic Large-Cap

Schwab Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

Schwab Institutional Select S&P 500 Fund	Seeks high total return by tracking the performance of the S&P 500® Index. Under normal circumstances, the fund will invest at least 80% of its net assets in the stocks included in the S&P 500® Index.

Laudus Rosenberg U.S. Large Capitalization Value Fund	Seeks capital appreciation through investing in large capitalization value stocks. Under normal circumstances, the fund will invest at least 80% of its net assets in the securities of U.S. large capitalization companies. For purposes of this policy, a large capitalization company is one that is within the market capitalization range of the companies included in the Russell 1000® Value Index. The fund generally exhibits a ‘value’ style of investing.

Schwab Dividend Equity Fund	Seeks current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in dividend paying common and preferred stock. The fund invests in securities of U.S. companies that tend to be either large- or mid-cap companies.
Equity Funds — Domestic Small-Cap

Schwab Small-Cap Equity Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.

Laudus Rosenberg U.S. Discovery Fund	Seeks a return (capital appreciation and current income) greater than that of the Russell 2500tm Index. The fund invests, under normal circumstances, at least 80% of its net assets in securities of U.S. small/mid capitalization companies. For purposes of this policy, a small/mid capitalization company is one that is within the market capitalization range of the companies included in the Russell 2500tm Index.

Schwab Global Real Estate Fund	Seeks capital growth and income consistent with prudent investment management. The fund invests, under normal circumstances, at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate. The fund is non-diversified.
Equity Funds — International

Laudus International MarketMasters Fund	Seeks long-term capital appreciation. The fund normally invests a substantial amount of its assets in equity securities of companies outside the United States and typically focuses on developed markets, but may invest in companies from emerging markets as well. The fund invests in companies across all market capitalization ranges.

Schwab Target Funds 19

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — International (continued)

Laudus Mondrian International Equity Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies. For purposes of investments to be made by the fund, large capitalization companies are currently defined to mean issuers that have a market capitalization of more than $6.5 billion at the time of purchase.

Laudus Rosenberg International Small Capitalization Fund	Seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup World ex-U.S. Extended Market Index. The fund invests, under normal circumstances, at least 80% of its net assets in the securities of international small capitalization companies. For purposes of this policy, an international small capitalization company is one that is within the market capitalization range of the companies included in the S&P/Citigroup World ex-U.S. Extended Market Index. The fund invests primarily in equity securities of companies that are traded principally in markets outside the United States.

Laudus Rosenberg International Discovery Fund	Seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range. The S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index, which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies based in developed international and emerging markets.

Laudus Mondrian Emerging Markets Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of emerging markets issuers. The fund generally invests in large capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. The fund considers an “emerging country” to be (1) any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index; (2) any country which is generally recognized to be an emerging or developing country by the international financial community; and (3) any country that is classified by the United Nations or otherwise regarded by its authorities as developing. Although this is not an exclusive list, the subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. Companies with large market capitalizations generally are those with market capitalizations of $3.5 billion or more. The fund is non-diversified and, typically, will invest in approximately 30-40 securities.

20 Schwab Target Funds

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds — International (continued)

Unaffiliated International Growth Fund	Seeks capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located in at least three developed countries outside the U.S. The fund may invest a portion of its assets in securities of companies located in emerging markets. The fund exhibits a “growth” style of investing.
Fixed Income Funds

Schwab Total Bond Market Fund	Seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments with varying maturities and is designed to track the performance of the Barclays Capital Index. The Barclays Capital Index includes investment-grade government, corporate, mortgage-, commercial mortgage-and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year.

Schwab Short-Term Bond Market Fund	Seeks high current income by tracking the performance of the Barclays Capital Mutual Fund Short (1-5 Year) U.S. Government/Credit Index (“Barclays Capital Short Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments of varying maturities and is designed to track the performance of the Barclays Capital Short Index. The Barclays Capital Short Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.

Schwab Inflation Protected Fund	Seeks to provide total return and inflation protection. The fund normally invests at least 80% of its net assets in inflation-protected fixed income securities, which are securities that are structured to provide protection against inflation. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in below investment grade bonds (junk bonds).

Schwab Premier Income Fund	Seeks high current income and may also seek capital appreciation. The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds). The fund may also invest in income producing and non-income producing equity instruments of any kind issued by U.S., non-U.S., and emerging market companies and entities. The fund may invest in investment-grade and below investment-grade bonds (junk bonds) and may invest all of its assets in either ratings category. The fund may invest in bonds of any maturity and may invest all of its assets in a single maturity category. The fund is non-diversified.

Schwab Target Funds 21

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
Fixed Income Funds (continued)

Laudus Mondrian International Fixed Income Fund	Seeks long-term value total return consistent with its value-oriented investment approach. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities. The fund primarily invests in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies, that will generally be rated investment grade at the time of investment. In selecting fixed income instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The fund is non-diversified.

Unaffiliated Fixed Income Fund	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market circumstances, the fund invests at least 65% of its assets in a diversified portfolio of debt instruments of varying maturities, which may be represented by derivatives. The fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch. The fund may invest all of its assets in derivative instruments, and may invest a portion of its assets in foreign securities, including those of companies located in emerging markets.
Money Market Funds

Schwab Value Advantage Money Fund	Seeks highest current income consistent with stability of capital and liquidity. Invests in high-quality, U.S. dollar-denominated money market securities. The fund seeks to maintain a stable $1 share price.

22 Schwab Target Funds

Principal Risks of the Underlying Funds

The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes. As indicated in the following table, certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. The degree to which the risks described below apply to a particular fund varies according to its allocation among underlying funds.

			Laudus							Laudus
			Rosenberg			Laudus	Schwab	Laudus	Laudus	Rosenberg
	Schwab	Schwab	Large	Schwab	Schwab	Rosenberg	Global	International	Mondrian	International
	Core	Institutional	Cap	Dividend	Small-Cap	U.S.	Real	Market	International	Small
	Equity	Select S&P	Value	Equity	Equity	Discovery	Estate	Masters	Equity	Capitalization
	Fund	500 Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment risk	X	X	X	X	X	X	X	X	X	X

Market risk	X	X	X	X	X	X	X	X	X	X

Market segment risk	X	X	X	X	X	X	X	X	X	X

Management risk	X		X	X	X	X	X	X	X	X

Equity risk	X	X	X	X	X	X	X	X	X	X

Large- and mid-cap risk	X	X	X	X				X	X

Small-cap risk					X	X	X	X		X

Exchange-traded funds risk			X			X	X		X	X

Convertible securities risk				X			X		X

“Growth” investing risk

“Value” investing risk			X			X			X	X

Interest rate risk							X		X

Credit risk							X		X

Prepayment and extension risk							X		X

U.S. Government securities risk

Inflation-protected securities risk							X

Mortgage dollar-rolls risk

Money market fund risk

Foreign securities risk							X	X	X	X

Emerging markets risk							X	X	X

Currency risk							X	X	X	X

Real estate investment risk							X

Real estate investment trusts (REITs) risk							X		X

Short sales risk							X

Derivatives risk	X	X		X	X		X	X	X

Leverage risk	X			X	X		X	X	X

Non-diversification risk							X		X

Securities lending risk	X	X		X	X		X		X

Tracking error risk		X

Index funds market risk		X

Portfolio turnover risk	X		X	X	X	X	X	X		X

Schwab Target Funds 23

Laudus
	Laudus	Laudus		Schwab	Schwab			Mondrian		Schwab
	Rosenberg	Mondrian	Unaffiliated	Total	Short-Term	Schwab	Schwab	International	Unaffiliated	Value
	International	Emerging	International	Bond	Bond	Inflation	Premier	Fixed	Fixed	Advantage
	Discovery	Markets	Growth	Market	Market	Protected	Income	Income	Income	Money
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment risk	X	X	X	X	X	X	X	X	X	X

Market risk	X	X	X	X	X	X	X	X	X	X

Market segment risk	X	X	X	X	X	X	X	X	X	X

Management risk	X	X	X	X	X	X	X	X	X	X

Equity risk	X	X	X				X

Large- and mid-cap risk	X	X	X

Small-cap risk	X						X

Exchange-traded funds risk	X						X

Convertible securities risk		X		X	X		X	X	X

“Growth” investing risk			X

“Value” investing risk							X

Interest rate risk				X	X	X	X	X	X	X

Credit risk				X	X	X	X	X	X	X

Prepayment and extension risk				X	X	X	X	X	X

U.S. Government securities risk				X			X		X	X

Inflation-protected securities risk									X	X

Mortgage dollar-rolls Risk				X	X				X

Money market fund risk								X

Foreign securities risk	X	X	X	X	X	X	X	X	X

Emerging markets risk	X	X	X			X	X		X

Currency risk	X	X	X	X	X	X	X	X	X

Real estate investment risk

Real estate investment trusts (REITs) risk						X

Short sales risk						X			X

Derivatives risk		X	X	X	X	X	X	X	X

Leverage risk				X	X	X	X	X	X	X

Non-diversification risk		X					X

Securities lending risk		X		X	X	X	X	X

Tracking error risk

Index funds market risk

Portfolio turnover risk	X	X	X	X	X	X	X	X	X

24 Schwab Target Funds

•	Investment risk. An investment in the underlying funds is not a bank deposit. The funds’ investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

•	Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds’ investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.

•	Market segment risk. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

•	Management risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

•	Equity risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

•	Large- and mid-cap risk. An underlying fund’s investments in large- and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the performance of an underlying fund that focuses its investments in large- and mid-cap securities will lag these investments.

•	Small-cap risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.

•	Exchange-traded funds (ETFs) risk. Certain of the underlying funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

Schwab Target Funds 25

•	Convertible securities risk. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

•	“Growth” investing risk. Certain of the underlying funds pursue a “growth style” of investing. Growth investing focuses on a company’s prospects for growth of revenue and earnings. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

•	“Value” investing risk. Certain of the underlying funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If an underlying fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

•	Interest rate risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in “real” interest rates.

•	Credit risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

•	Prepayment and extension risk. An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

•	U.S. Government securities risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in

26 Schwab Target Funds

conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

•	Inflation-protected securities risk. Certain of the underlying funds may invest in inflation-protected securities. The value of inflation-protected securities generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

•	Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

•	Money market fund risk. In addition to the risks discussed under “Investment Risk” above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

•	Foreign securities risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that focuses its investments in foreign securities will lag these investments.

•	Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•	Currency risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the underlying fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies,

Schwab Target Funds 27

such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

•	Real estate investment risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

•	Real estate investment trusts (REITs) risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.

•	Short sales risk. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.

•	Derivatives risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

An underlying fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the underlying fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short- term capital gain. These risks could cause the underlying fund to lose more than the principal amount invested.

•	Leverage risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a

28 Schwab Target Funds

reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Non-diversification risk. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

•	Securities lending risk. Certain of the underlying funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund may pay lending fees to a party arranging the loan.

•	Tracking error risk. Certain of the underlying funds seek to track the asset allocation and performance of an underlying index. These underlying funds seek a correlation between their performance and that of their underlying indices. A perfect correlation of 1.0 is unlikely as these underlying funds incur operating and trading expenses unlike their indices.

•	Index funds market risk. Certain of the underlying funds invest in equity securities included in, or representative of, an underlying index. These underlying funds follow these stocks during upturns as well as downturns. Because of an indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds, for instance — the underlying fund’s performance also will lag those investments.

•	Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Schwab Target Funds 29

Fund management

The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds® and Laudus Funds. The firm manages assets for more than 5.3 million shareholder accounts and has more than $236 billion under management. (All figures on this page are as of 12/31/08.)

As the investment adviser, the firm oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the Schwab funds and Laudus funds that serve as underlying funds.

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2008 annual report, which covers the period of 11/01/07 through 10/31/08.

Portfolio Manager

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2008. From 2003, until his appointment, he held vice president level positions in product development, investment operations and audit at the firm. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each fund is available in the Statement of Additional Information.

30

Investing in the funds

On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds’ sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

31

Placing orders

The information on these pages outlines how you can place “good orders,” which are orders made in accordance with a fund’s policies to buy, sell, or exchange shares of a fund.

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.

 Investment minimums

Choose a fund.  The minimum investment requirement is below.

Minimum initial investment

$100

This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 Distribution options

Choose an option for fund distributions.  The three options are described below. If you don’t indicate a choice, you will receive the first option.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund

Cash	You receive payment for all dividends and capital gain distributions.

Placing orders through your intermediary

When you place orders through an intermediary, you are not placing your orders directly with the funds and you must follow the intermediary’s transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Placing direct orders” section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

32 Investing in the funds

Buying shares through an intermediary

To purchase shares of the funds, place your orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

Selling and exchanging shares through an intermediary

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Placing direct orders

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined in this paragraph) may purchase shares directly from the funds’ sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund’s name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund’s sub-transfer agent.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Direct purchases

Initial and additional direct purchases by wire

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever

Investing in the funds 33

is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds’ sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

34 Investing in the funds

Additional direct redemption information

To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ sub-transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Transaction policies

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. A fund calculates its share price, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes

Investing in the funds 35

are not readily available, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the funds.

The funds reserve certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Policy regarding short-term or excessive trading. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact a fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

In order to discourage market timing, each fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk-based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Trade activity monitoring. The funds or their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the funds or their service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds.

The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Redemption fees. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The funds charge a redemption fee of 2.00%

36 Investing in the funds

on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The funds treat shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The funds retain the proceeds of the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

Fair value pricing. The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

Portfolio holdings information. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Customer identification and verification and anti-money laundering program. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Investing in the funds 37

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end distribution, if any, may be made available on the fund’s website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(K) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

More on qualified dividend income and distributions

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

38 Investing in the funds

Notes

THIS IS NOT PART OF THE PROSPECTUS

A Commitment to Your Privacy

At Schwab Funds®, our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication. Below, you will find details about Schwab Funds’ commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

Your Privacy Is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

•	THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

Website Usage

When you visit our website, our systems may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share and Use Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We’re committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	using firewalls and encryption technology to protect personal information on our computer systems;

•	training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	when using the Internet, keep your login ID and password confidential;

•	keep your security software up-to-date and turned on;

•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data. If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds® shareholders should contact us at 1-800-407-0256.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2009 Schwab Funds®. All rights reserved.

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus making it legally part of the prospectus.

For a free copy of any of those documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Target 2010 Fund	811-7704

Schwab Target 2015 Fund	811-7704

Schwab Target 2020 Fund	811-7704

Schwab Target 2025 Fund	811-7704

Schwab Target 2030 Fund	811-7704

Schwab Target 2035 Fund	811-7704

Schwab Target 2040 Fund	811-7704

REG32636FLT-07

Schwab Target Funds

Prospectus
February 28, 2009, as amended April 20, 2009